                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 15, 2002
                                                          --------------


                            Silverleaf Resorts, Inc.
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             (Exact name of registrant as specified in its charter)


                                      Texas
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                 (State or other jurisdiction of incorporation)

       1-13003                                          75-2250990
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(Commission File Number)                    (IRS Employer Identification Number)


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1221 River Bend Drive, Suite 120, Dallas, Texas                        75247
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(Address of principal executive offices)                             (Zip Code)

                                  214-631-1166
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On March 15, 2002, the Company issued a press release providing updated information concerning its previously announced liquidity issues, announcing results for the year ended December 31, 2000, announcing that it would restate its consolidated financial statements for 1998, 1999 and the first three quarters of 2000, and other operational matters. A copy of the press release is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

         (c)      Exhibits:

                     Exhibit
                     Number             Description of Exhibits

                       99.1 Press release issued by Silverleaf Resorts, Inc. on March 15, 2002 (filed herewith)

                       99.2* Offer to Exchange and Solicitation of Consents dated March 15, 2002
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*    Filed as Exhibit T3E.1 to the Company's Application for Qualification of
     Indenture Under the Trust Indenture Act of 1939 on Form T-3, filed on March 15, 2002, and incorporated herein by reference.

ITEM 9. REGULATION FD DISCLOSURE

         On March 15, 2002, pursuant to the Offer to Exchange and Solicitation of Consents incorporated herein by reference as Exhibit 99.2, the Company commenced an offer to exchange all of its $66.7 million in outstanding 10 1/2% Senior Subordinated Notes due 2008 for a combination of cash, new subordinated notes due 2007, and common stock. The exchange offer may not be consummated unless at least 80% in principal amount of the existing notes are tendered. This information, including Exhibit 99.2, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   March 15, 2002                  By:  /s/ Robert E. Mead
                                                     ---------------------------
                                                  Name:  Robert E. Mead
                                                  Title: Chairman and Chief
                                                         Executive Officer


         Dated:   March 15, 2002                  By:  /s/ Harry J. White, Jr.
                                                     ---------------------------
                                                  Name:  Harry J. White, Jr.
                                                  Title: Chief Financial Officer







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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                DESCRIPTION OF EXHIBITS
       -------               -----------------------
        99.1     Press release issued by Silverleaf Resorts, Inc. on March 15, 2002
                 (filed herewith)

        99.2*    Offer to Exchange and Solicitation of Consents dated March 15, 2002

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*    Filed as Exhibit T3E.1 to the Company's Application for Qualification of
     Indenture Under the Trust Indenture Act of 1939 on Form T-3, filed on March 15, 2002, and incorporated herein by reference.